Exhibit 99.2

Corporate PresentationSeptember 15, 2017Kadmon Holdings, Inc.

Forward-looking StatementThis presentation contains "forward[] looking" statements that are based on the°beliefs and assumptions and on information currently available to management of°Kadmon Holdings, Inc. (the "Company").[] All statements other than statements°of historical fact contained in this presentation are forward-looking°statements. Forward looking statements include information concerning the°initiation, timing, progress and results of clinical trials of the Company's°product candidates, the timing or likelihood of regulatory filings and°approvals for any of its product candidates, and estimates regarding the°Company's expenses, future revenues and future capital requirements. In some°cases, you can identify forward-looking statements by terminology such as°"may," "will," "should," "expects," "plans," "anticipates," "believes,"°"estimates," "predicts," "potential" or "continue" or the negative of these°terms or other comparable terminology. There are important factors that could°cause the Company's actual results to differ materially from those expressed or°implied by the forward-looking statements, including those factors discussed°under the caption entitled "Risk Factors" in the Company's Quarterly Report on°Form 10-Q for the period ended June 30, 2017.Forward-looking statements involve known and unknown risks, uncertainties and°other factors that may cause the Company's actual results, performance or°achievements to be materially different from any future results, performance or°achievements expressed or implied by the forward-looking statements.°Forward-looking statements represent the Company's beliefs and assumptions only°as of the date of this presentation. Although the Company believes that the°expectations reflected in the forward-looking statements are reasonable, it°cannot guarantee future results, levels of activity, performance or°achievements. Except as required by law, the Company assumes no obligation to°publicly update any forward[] looking statements for any reason after the date°of this presentation to conform any of the forward-looking statements to actual°results or to changes in its expectations.The Company has filed a registration statement (including a prospectus) with°the SEC relating to the shares of common stock of the Company. Any offering°will be made only by means of a prospectus and prospectus supplement that form°part of the registration statement. A preliminary prospectus supplement is°expected to be filed with the SEC in connection with the offering. Before you°invest, you should read the prospectus and prospectus supplement in that°registration statement, the documents that the Company has filed with the SEC°that are incorporated by reference into the registration statement and the°other documents that the Company has filed with the SEC for more complete°information about the Company and this offering. You may access these documents°for free by visiting EDGAR on the SEC website at www.sec.gov. Copies of the°preliminary prospectus supplement if and when filed and the accompanying°prospectus may also be obtained by contacting Jefferies LLC, Attention: Equity°Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY°10022, or by telephone at (877) 547-6340, or by email at°Prospectus_Department@Jefferies.com.2

Company Focus Research-Focused Biopharmaceutical°Company Development-stage biopharmaceutical company headquartered in New York-- Approximately 100 employeesNear-term clinical focus on autoimmune and fibrotic diseasesResearch focus on autoimmune and fibrotic diseases as well as biologics in°oncology Two research platform areas:-- ROCK inhibitors in autoimmune, fibrotic and neurodegenerative diseases --°Bi-functional proteins containing IL-15 for oncology indications3

ROCK Inhibitor PlatformAutoimmune and Fibrotic Diseases

ROCK Signaling: Key Therapeutic Target

ROCK Signaling Plays a Key Role in Many Cell Functions

- **ROCK (Rho associated coiled-coil containing protein kinase) is an "on" switch in cells**
  - Two ROCK isoforms: ROCK1 and ROCK2
- **ROCK signaling regulates cell movement, shape and differentiation**
- **Dysregulation of ROCK-driven cellular functions are implicated in many chronic diseases**
- **Kadmon research has demonstrated that ROCK inhibition can regulate aberrant immune responses and fibrotic processes**

ROCK Signaling Mediates a Wide Range of Functions, Depending on Cell Type

	ROCK Inhibition	Potential Indications
Autoimmune Diseases	Re-establishes immune homeostasis	Psoriasis, systemic lupus erythematosus
Fibrotic Diseases	Reduces collagen deposition and fibroblast activation	Idiopathic pulmonary fibrosis, kidney fibrosis, liver fibrosis
Neurodegenerative Diseases	Reduces neuroinflammation and results in neurite growth and remyelination	Multiple Sclerosis, Parkinson's disease, Alzheimer's disease

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Kadmon

Kadmon ROCK Inhibitor Platform[] Kadmon has developed a comprehensive portfolio of oral small molecule ROCK°inhibitors [] Includes a distinct series of ROCK2 and pan-ROCK (ROCK1/ROCK2)°inhibitors in preclinical and clinical development:-- ROCK2 inhibitors for autoimmune diseases -- Pan-ROCK inhibitors for°fibrotic diseases -- Brain-penetrant ROCK2 and pan-ROCK inhibitors for°neurodegenerative diseases[] Kadmon and other institutions have conducted preclinical research on Kadmon°ROCK inhibitors in a variety of autoimmune and fibrotic disease models6

Lead ROCK Compound: KD025 KD025 is Kadmon's Lead ROCK Inhibitor In Phase°2 Development [] Lead compound, KD025, is a ROCK2 inhibitor in Phase 2 clinical°development-- Demonstrated safety and efficacy in 8 completed clinical trials at doses up°to 1,000 mg QD -- Over 300 subjects dosed with KD025[] KD025 is being studied in three ongoing Phase 2 clinical trials:-- Chronic graft-versus-host disease (cGVHD) -- Idiopathic pulmonary fibrosis°(IPF) -- Moderate to severe psoriasis

ROCK2 Rebalances Immune Response to Treat Immune Dysfunction[] ROCK2 inhibition down-regulates pro-inflammatory Th17 responses and°increases Treg function, helping to resolve immune dysregulation-- Reduces STAT3 phosphorylation and increases STAT5 phosphorylation[] ROCK2 inhibition rebalances immune response instead of suppressing entire°immune system 8

ROCK Signaling Mediates Multiple Fibrotic Processes

ROCK Signaling is a Key Therapeutic Target for Fibrosis

- **Fibrosis is a consequence of aberrant wound-healing**
  - Caused by unregulated myofibroblast proliferation, leading to uncontrolled collagen and antibody deposition
  - Results in permanent scarring, potentially leading to organ malfunction and death
- **ROCK signaling is part of the common fibrotic pathway and a therapeutic target for pathologic fibrosis**
- **ROCK inhibition can interfere with several initiating events of fibrosis**
  - Reduces collagen deposition and fibroblast activation, improving organ function

Fibrosis is Driven by Fibroblast Activation



Fibroblast
Myofibroblast

1. Collagen deposition ↑
2. Alpha smooth muscle actin (αSMA) ↑
3. Extracellular matrix (ECM) ↑

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Kadmon

ROCK Signaling Mediates Multiple Fibrotic ProcessesROCK inhibition may reduce collagen deposition and fibroblast activation,°improving organ function 10

KD025 Shifts the Th17 and Treg Balance in vitro KD025 Reduces Key Pro-Inflammatory Cytokines (IL-17) and Increases Regulatory T°Cells (Tregs) 11

KD025 Pharmacokinetics (PK)

- **KD025 has high oral bioavailability**
- **KD025 half-life: 6-8 hours**
- **Linear PK within therapeutic exposure range**
- **Demonstrated clinical activity as low as 200 mg QD**
  - Achieving median C_{max} ~2,100 ng/mL (~5 μM) and AUC_{0-24} ~10,000 h.ng/mL
  - Little to no accumulation—steady-state levels comparable to single dose levels in QD regimen
- **Exposure is comparable in healthy volunteers and in autoimmune and fibrotic disease patients**

KD025 200 mg QD Pharmacokinetics


10.0
1.0
0.1
0.0
Plasma Concentration (μM)
0
4
8
12
16
20
24
Time (h)
KD025 shifts Th17/Treg balance at doses as low as 0.3 μM

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Kadmon

KD025 in Chronic Graft-Versus-Host-Disease (cGVHD)¨¨¨¨¨¨¨cGVHD: Complication Following Allogeneic Hematopoietic Stem Cell°Transplantation (HSCT) [] Common and often fatal complication following°allogeneic HSCT-- About 10,000 people receive allogeneic stem cell transplants in the United°States each year[] Multi-organ disorder in which transplanted immune cells (graft) attack and°damage host body tissues (host), leading to inflammation and fibrosis in the°skin, mouth, liver, lung and GI tract [] cGVHD demonstrates common features of°both autoimmune and fibrotic diseases:-- Immune system over-activation -- Fibrotic responseKD025 Targets Both the Immunologic and Fibrotic Components of cGVHD[] Preclinical research has indicated that KD025 targets immune and fibrotic°aspects of cGVHD:-- Down-regulated pro-inflammatory Th17 cells and up-regulated°anti-inflammatory Treg cells -- Decreased collagen deposition and improved skin°pathology[] Demonstrated improvement across multiple organs affected by cGVHD [] KD025°preserved the immune system's ability to fight viral pathogens 13

Ongoing Phase 2 Trial of KD025 in cGVHDOpen-label, Dose-finding Trial of KD025 in cGVHD[] Open-label, dose-finding trial to evaluate the safety, tolerability and°activity of KD025 in adults with steroid-dependent or steroid-refractory cGVHD°and active disease [] 24-week study, with option to continue for up to 48 weeks°[] 48 patients enrolled sequentially into three cohorts, following safety°assessment of previous cohort:-- KD025 200 mg QD: fully enrolled (17 patients) -- KD025 200 mg BID fully°enrolled (16 patients) -- KD025 400 mg QD (enrollment ongoing)[] Primary endpoints:-- KD025 activity in patients with steroid-dependent or steroid refractory°cGVHD and active disease at 24 weeks in terms of Overall Response Rate (ORR),°as defined by 2014 NIH Criteria for overall response -- Safety and tolerability°of KD025[] Key secondary endpoints:-- Changes in corticosteroid and calcineurin inhibitor dose-- Changes in symptom burden using the cGVHD Activity Assessment Patient°Self-Report[] Key exploratory endpoint:-- Change in symptom burden/bother using the Lee cGVHD Symptom Scale14

Preliminary Data Summary: Cohort 1 (KD025 200 mg QD)Preliminary Activity and Safety Summary[] Overall response rate ("ORR"), which includes partial and complete°responders at any time point, is 12 of 17 (71%) patients-- Of responders remaining on KD025 through week 24, 8 of 9 (89%) sustained°responses -- In addition to the 12 responders, 3 patients had stable disease at°week 24 -- Overall clinical benefit (response and stable disease at any time°point) in 15 of 17 patients (88%)[] 10 of 17 (59%) patients had steroid dose reductions while on KD025-- 8 of 12 (67%) responders had steroid dose reductions while on KD025[] Of the 6 patients on tacrolimus during study, 4 (67%) had dose reductions[] 8 of 12 (67%) responders saw improvement in the Lee cGVHD symptom score°while on KD025 [] No drug-related SAEs [] No drug-related elevations in liver°function tests (LFTs) have been observed15

Preliminary Data Summary: Cohort 2 (200 mg BID)Preliminary Activity and Safety Summary[] 16 patients enrolled[] 9 patients have reached 8 weeks of KD025 (first clinical assessment) [] 6 of°the 9 patients have achieved a response at 8 weeks [] No drug-related SAEsData as of July 11, 201716

KD025 in cGVHD: Regulatory StrategyData Readout Plan[] Submit additional data from all cohorts for presentation at scientific°conferencesRegulatory Strategy[] Dialogue with FDA expected in 2H 2017 to obtain guidance on regulatory path°for approval [] Path for approval in steroid dependent or refractory cGVHD°patient population:-- Conduct a single-arm study (optimal dose) following completion of enrollment°in the ongoing KD025-208 study[] Path for approval in newly diagnosed cGVHD patient population:-- Conduct a two-arm, placebo controlled study (KD025 + corticosteroid vs.°placebo + corticosteroid)17

KD025 in Fibrotic Disease: Idiopathic Pulmonary Fibrosis (IPF)

IPF: Major Unmet Medical Need

- **IPF is a progressive fibrotic disease of the lungs**
  - Believed to be caused by repetitive environmental injury to lining of the lungs and resulting abnormal wound-healing responses
  - Prolonged activation of wound-healing responses can result in permanent scarring, organ malfunction and death
- **128,000 people are living with IPF, with 48,000 new cases diagnosed annually (U.S.)**
  - More than 40,000 IPF patients die each year
- **Median survival after IPF diagnosis is approximately 2-3 years**
- **Two therapies, Esbriet® (pirfenidone) and Ofev® (nintedanib), were recently approved**
- **Urgent need for additional IPF therapies**

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Kadmon

KD025 Attenuates Pulmonary Fibrosis in Bleomycin Model


Intratracheal
Bleomycin
KD025 treatment administered when
fibrosis is already established
(orally, 50, 100 or 150 mg QD)
Tissue Harvest
Day:
0
8
21

Normal Lung

Intratracheal Bleomycin Day 0



Pre-Treatment Lung

Vehicle or KD025 Day 8



Treatment: Day 21



Control



KD025
50 mg/kg/day



KD025
100 mg/kg/day



KD025
150 mg/kg/day

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Kadmon

KD025 in IPF: Ongoing Clinical StudyRandomized, Open-label Phase 2 Study of KD025 in IPF[] 24-week study enrolling 36 patients who have received or been offered°pirfenidone and/or nintedanib [] Two cohorts:-- KD025 400 mg QD (24 patients) -- Best supportive care (12 patients)[] Primary endpoint: Safety, tolerability and percent change in forced vital°capacity at 24 weeks [] Secondary endpoints:-- Change in 6-minute walk distance (6MWD) from baseline to 24 weeks-- Change in severity of lung fibrosis as measured by high-resolution computed°tomography -- Occurrence of acute exacerbation of IPF (frequency and severity)°throughout treatment -- Percentage of subjects with disease progression before°or at 24 weeks[] Initiated June 2016 [] Fully enrolled [] Data expected Q4 201720

KD025: Ongoing Phase 2 Study in Psoriasis¨¨¨¨¨Randomized, Double-blind, Placebo-controlled Study of KD025 in Moderate to°Severe Psoriasis [] 16-week study enrolling 180 patients across five cohorts:-- KD025 200 mg QD -- KD025 200 mg BID -- KD025 400 mg QD-- KD025 600 mg QD (400 mg a.m., 200 mg p.m.) -- Placebo[] Primary endpoint: Percentage of patients achieving PASI 75 at Week 16 [] Key°secondary endpoints:-- Number of patients achieving PASI 50 at Week 16 -- Mean Week 16 percent°change from baseline in PASI-- Improvements in Physicians Global Assessment at Week 16 -- Improvements in°Dermatology Life Quality Index at Week 16[] Initiated September 2016[] Approximately 50% of patients enrolled as of July 21, 201721

KD025: Demonstrated Clinical Activity in Ph2 Psoriasis Studies Completed Phase 2 Clinical Studies of°KD025 in Psoriasis [] Kadmon has completed two Phase 2 pilot studies of KD025°in psoriasis:-- Phase 2a: KD025 200 mg QD for 4 weeks-- Phase 2: Multiple KD025 doses/cohorts (400 mg -- 800 mg) for 12 weeks[] Evidence of clinical benefit across all dose levels, with up to 71%°achieving PASI 50 [] KD025 was well tolerated with no SAEs [] Responders showed°reduced IL-17 levels22

Preclinical Programs

Kadmon: Preclinical PipelineRobust Preclinical Discovery Platform[] 30-person team in research, preclinical development and CMC, working on°small molecules and proteins [] Lead research product candidate in development°from biologics, KD033, an anti-PD-L1/IL-15 fusion protein24

Company Summary»[] KD025: Selective ROCK2 inhibitor in three ongoing Phase 2 clinical trials:»¨¨¨-- Open-label, dose-finding trial in chronic graft-versus-host disease (cGVHD)»¨¨¨¨¨¨¨[] Initial results announced July 2017¨¨Leader in R&D of »¨¨¨-- Randomized, open-label trial in idiopathic pulmonary fibrosis¨¨¨ROCK Inhibitors »¨¨¨¨¨¨¨[] Data expected to be announced Q4 2017»¨¨¨-- Randomized, double-blind, placebo-controlled trial in moderate to severe psoriasis»¨¨¨¨¨¨¨[] Approximately 50% enrolled»[] Generated a portfolio of selective ROCK2 and pan-ROCK inhibitors to treat autoimmune,»¨¨¨fibrotic and neurodegenerative diseases¨Clinical Program in »[] Tesevatinib: Potent EGFR inhibitor in ongoing and planned clinical trials:¨¨Polycystic Kidney »¨¨¨-- Planned Phase 2 trial in autosomal dominant polycystic kidney disease¨¨¨¨¨¨¨¨¨¨Disease »¨¨¨-- Planned Phase 1 trial in autosomal recessive polycystic kidney disease¨Biologics Platform »([]) Developing unique oncology product candidates, including KD033, an anti-PD-L1/IL-15 fusion»¨¨¨protein¨¨¨¨¨¨Commercial »[] Supports development and future commercialization of clinical-stage product candidates¨¨¨¨¨¨¨¨¨Platform »[] KD034: Generic trientine hydrochloride formulation in development for Wilson's disease»¨¨¨-- Two ANDAs submitted; GDUFA goal date for blister-packaged product January 30, 2018¨Significant MeiraGTx »[] Kadmon transferred its gene therapy platform to MeiraGTx Limited and retains a 38.7%¨¨¨¨¨¨¨¨Ownership »¨¨¨ownership(1)¨¨(1)as of June 30, 2017» 25

Financial Profile KDMN°Financial Summary [] Kadmon completed its IPO on August 1, 2016[] Completed private placement on March 13, 2017; gross proceeds of approx. []°51,846,521 common shares outstanding as of August 3, 2017 [] Cash and cash°equivalents of $26.2mm as of June 30, 2017 [] Trades on the NYSE under the°ticker symbol "KDMN"26